Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Panagram AAA CLO ETF
Listed on NYSE Arca, Inc.: CLOX

Panagram BBB-B CLO ETF
Listed on NYSE Arca, Inc.: CLOZ

Each a Series of Series Portfolios Trust (each, a “Fund” and, together, the “Funds”)

Supplement dated December 16, 2024 to each Fund’s Summary Prospectus and the Funds’ Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2023, as supplemented from time to time.

Effective January 1, 2025 (the “Effective Date”), the name of the Panagram AAA CLO ETF will change to “Eldridge AAA CLO ETF” and the name of the Panagram BBB-B CLO ETF will change to “Eldridge BBB-B CLO ETF.” Additionally, the name of the Adviser will change from Panagram Structured Asset Management, LLC to “Eldridge Structured Credit Advisers, LLC.” These name changes will be reflected in each Fund’s Summary Prospectus and in the Funds’ Prospectus and SAI, each dated as of the Effective Date.

No action is required by shareholders of the Funds. In addition, these changes will have no effect on the Funds’ investment objectives or strategies. The ticker symbols for each Fund will remain unchanged.

* * * * * * *

This supplement should be retained with your Summary Prospectus,
Prospectus, and SAI for future reference.